                                                                     EXHIBIT 4.2

COMMON STOCK                                                        COMMON STOCK

                                    INSIGHT

                             HEALTH SERVICES CORP.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS TO CERTIFY THAT                                                       CUSIP






IS OWNER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

=========================INSIGHT HEALTH SERVICES CORP.==========================

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
     THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
     WITNESS THE FACSIMILE SEAl AND FACSIMILE SIGNATURES OF HIS DULY AUTHORIZED OFFICERS.

DATED:

                                    [SEAL]
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                         INSIGHT HEALTH SERVICES CORP.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common      UNIF GIFT MIN ACT - ........Custodian......

                                                           (Cust)      (Minor)
TEN ENT   -as tenants by the entities                    Under Uniform Gifts to
                                                         Minors

ST TEN    -as joint tenants with                         Act..............
                                                               (State)
           right of survivorship
           and not as tenants in
           common
            Additional abbreviations may also be used though not the above list.



     For value received ......................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER BY
ASSIGNEE
[                              ]................................................

 ................................................................................
          Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .............................................

 ................................................................................

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, .............................


                                 ...............................................


SIGNATURE(S) GUARANTEED:________________________________________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever